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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2006

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

              Florida                    1-4604            65-0341002
   (State or other jurisdiction       (Commission       (I.R.S. Employer
         of incorporation)            file number)     Identification No.)

         3000 Taft Street, Hollywood, Florida                33021
       (Address of principal executive offices)            (Zip Code)

                                 (954) 987-4000
              (Registrant's telephone number, including area code)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 27, 2006, upon recommendation of its Compensation Committee, the Board of Directors of HEICO Corporation (the "Company") established the HEICO Corporation Leadership Compensation Plan ( the "Plan"), a nonqualified deferred compensation plan, a copy of which is attached as Exhibit No. 10.1 to this Form 8-K and the terms of which are hereby incorporated herein by reference below.

The Plan provides eligible employees, officers and directors of the Company the opportunity to voluntarily defer base salary, bonus payments, commissions, long-term incentive awards and directors fees, as applicable, on a pre-tax basis. The Company will match 50% of the first 6% of base salary deferred by each participant. While the Company has no obligation to do so, the Plan also provides the Company the opportunity to make discretionary contributions. Deferred amounts are credited or debited with investment earnings or losses measured by the earnings or losses realized by certain investment funds made available under the Plan and elected by participants. The Company's matching contributions and any discretionary contributions, are subject to vesting and forfeiture provisions set forth in the Plan. Participants are eligible to receive distribution of their benefits under the Plan at times specified in the Plan. Distributions generally are made in the form of a lump sum distribution, although participants who retire, as that term is defined in the Plan, may elect to receive distribution of their benefits in up to 15 annual installments.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

HEICO Corporation Leadership Compensation Plan effective October 1, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEICO CORPORATION
                                                 -------------------------------
                                                 (Registrant)

Date:  October 31, 2006                          By: /s/ Thomas S. Irwin
                                                     ---------------------------
                                                     Thomas S. Irwin
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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10.1          HEICO Corporation Leadership Compensation Plan effective
              October 1, 2006